UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 5, 2007 (May 31, 2007)


                           Nascent Wine Company, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                  333-120949              82-0576512
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)        Identification Number)

               2355-A Paseo de las Americas
                   San Diego, California                      92154
         (Address of Principal Executive Offices)           (Zip Code)



                                 (619) 661-0458
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events.

On May 31, 2007 the Registrant issued the attached press release in connection with its entry into a letter of intent to acquire Grupo Sur Promociones de Mexico.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

99.1          Press release regarding the letter of intent to Grupo Sur.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Nascent Wine Company, Inc.
                                             -----------------------------------
                                                       (Registrant)


Date: June 5, 2007                       By: /s/ Sandro Piancone
                                             -----------------------------------
                                             Name: Sandro Piancone
                                             Its:  Chief Executive Officer